Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897
iM DBi Managed Futures Strategy ETF (DBMF)
(the “Fund”),
a series of Manager Directed Portfolios

Supplement dated November 12, 2020

to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated April 30, 2020, as previously supplemented

Effective immediately, the following replaces the first paragraph of the “Principal Investment Strategies” section under the heading “iM DBi Managed Futures Strategy ETF - Fund Summary” on page 2 of the Summary Prospectus and Prospectus.

The Fund is a non-diversified actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by: (i) investing its assets pursuant to a managed futures strategy (described below); (ii) allocating up to 20% of its total assets in its wholly-owned subsidiary (the “Subsidiary”), which is organized under the laws of the Cayman Islands, is advised by the Sub-Adviser (as defined herein), and will comply with the Fund’s investment objective and investment policies; and (iii) investing directly in select debt instruments for cash management and other purposes.

The following replaces the first sentence of the sixth paragraph of the “Principal Investment Strategies” section on page 2 of the Summary Prospectus and Prospectus:

The Fund intends to gain exposure to commodities through its investments in the Subsidiary and may invest up to 20% of its total assets in the Subsidiary.

The following replaces the “Investment Companies and Other Pooled Investment Vehicles” subsection of the “Additional Investment Strategies, Policies and Risks” section under the heading “Additional Information about the Funds” on page 14 of the Prospectus.

Investment Companies and Other Pooled Investment Vehicles (iM DBi Managed Futures Strategy ETF only). The Fund will not invest in any other investment company or private fund (except that it may invest up to 20% of its net assets in the Subsidiary).

Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897
The following replaces the “Tax Risks of Investment in Subsidiary” paragraph under the heading “Dividends, Distributions, and Taxes” on pages 20-21 of the Prospectus.

Tax Risks of Investment in Subsidiary (iM DBi Managed Futures Strategy ETF only). The investment of up to 25% of a fund’s assets in a CFC such as the Subsidiary is a structure that has been used by a number of RICs as a way of indirectly making commodities-related investments that would not generate qualifying income if they were made directly by a RIC (as a further precaution, the iM DBi Managed Futures Strategy ETF intends to invest only up to 20% of its assets in the Subsidiary). Code Section 851(b) generally provides that income earned by a CFC, such as the Subsidiary, will be treated as qualifying income for a RIC provided that CFC actually distributes those earnings out to the RIC each year. As noted above, during the time period from 2006 through 2011, the IRS issued a number of private letter rulings to other funds (which the iM DBi Managed Futures Strategy ETF cannot rely upon or cite as precedent) in which the IRS ruled that income derived from a fund’s investment in a CFC such as the Subsidiary would generally constitute qualifying income for the fund, even if the CFC itself engaged in transactions that would not generate qualifying income if they were engaged in by the fund itself and even if the earnings of the CFC were not distributed to the fund each year. In 2011, however, the IRS suspended the issuance of such private letter rulings pending further review of the subject. In September 2016, the IRS issued Proposed Treasury Regulations which would treat income derived by the Fund from the Subsidiary as qualifying income only to the extent that such income is currently distributed to the Fund. However, in 2019, the IRS issued final Treasury Regulations which treat income derived by the Fund from the Subsidiary as qualifying income regardless of whether such amounts are distributed.

The following replaces the first paragraph of “Subsidiary Risk” under the heading “Description of Investments and Investment Techniques” on page 6 of the SAI.

Subsidiary Risk (iM DBi Managed Futures Strategy ETF only). The Fund may invest up to 20% of its assets in a subsidiary that is wholly-owned by the Fund and organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest without limitation in commodity-linked derivative instruments, including commodity futures contracts, swap agreements, commodity-linked structured notes, as well as other instruments intended to serve as margin or collateral for these derivative instruments. The Subsidiary may invest in any type of investment in which the Fund is permitted to invest, as described in the Prospectus and this SAI. The Fund’s investment in the Subsidiary will not exceed 20% of the value of the Fund’s total assets (notwithstanding any subsequent market appreciation in the Subsidiary’s value). Asset limitations are imposed by Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and are measured at each taxable year and quarter end. The Sub-Adviser also serves as the investment adviser to the Subsidiary, but will not receive separate compensation.

The date of this supplement is November 12, 2020.
Please retain this supplement for future reference.

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